EXHIBIT 10.4

ASSIGNMENT OF LEASE

THIS ASSIGNMENT is made effective the 26th day of March, 2008 (the “Effective Date”), by NEWT’S DISCOUNT PHARMACY, INC., an Oklahoma corporation (the “Assignor”) in favor of APOTHECARYRX, LLC, an Oklahoma limited liability company (the “Assignee”).

W I T N E S S E T H :

WHEREAS, the Assignor is the tenant under that certain lease dated September 24, 2007, between Treyron Limited Liability Company, as lessor (the “Landlord”) and the Assignor, as tenant, which is attached to this Assignment at Exhibit “A” (collectively the “Lease Agreement”);

WHEREAS, the Assignor desires to assign to the Assignee all of the Assignor’s right, title and interest in and to the Lease Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Assignor’s Warranties.  The Assignor represents and warrants that the Assignor has heretofore duly executed and delivered the Lease Agreement and that there exist no other agreements, amendments or understandings to which the Assignor is a party relating to the Lease Agreement.  The Assignor further represents and warrants that the rent is paid through March 31, 2008, and the Assignor has complied to the date hereof with all covenants on the Assignor’s part in the Lease Agreement, including, without limitation, the payment of rents.

2.             Assignment.  The Assignor hereby assigns and transfers to the Assignee and the Assignee’s successors and assigns all of the Assignor’s right, title and interest in and to the Lease Agreement, together with all of the benefits thereunder.

3.             Assumption.  The Assignor hereby delegates and the Assignee hereby assumes and agrees to perform all of the Assignor’s obligations under the Lease Agreement effective the date hereof.

[Signature Pages to Follow]

SIGNATURE PAGE

(Assignment of Lease)

IN WITNESS WHEREOF, the parties have executed this Assignment effective the date first above written.

NEWT’S DISCOUNT PHARMACY, INC.,
an Oklahoma corporation

By:	/S/JEREMY AVANCE
Jeremy Avance, President

(the “Assignor”)

SIGNATURE PAGE

(Assignment of Lease)

IN WITNESS WHEREOF, the parties have executed this Assignment effective the date first above written.

APOTHECARYRX, LLC, an Oklahoma limited liability company

By:	/S/LEWIS P. ZEIDNER
Lewis P. Zeidner, President

(the “Assignee”)

SIGNATURE PAGE

(Assignment of Lease)

The Landlord hereby consents to this Assignment of Lease and represents and warrants to the Assignee that the Assignor is not in default under the Lease Agreement, the Lease Agreement is in full force and effect, there exist no other agreements, amendments or understandings to which the Assignor or the Landlord is a party relating to the Lease Agreement, and the rent under the Lease Agreement is paid through March 31, 2008.

TREYRON LIMITED LIABILITY COMPANY,

By:
Name:
Title:

(“Landlord”)